POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Reza Pishva, Bradley F. Hersh and Mary Beth Syal, and each of them, as their true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact’s name, place and stead, to sign the registration statement of The Payden & Rygel Investment Group, a Massachusetts business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated as of March 26, 2024

By:	/s/ Stephanie Bell-Rose
Stephanie Bell-Rose

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Reza Pishva, Bradley F. Hersh and Mary Beth Syal, and each of them, as their true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact’s name, place and stead, to sign the registration statement of The Payden & Rygel Investment Group, a Massachusetts business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated as of March 26, 2024

By:	/s/ Nancy Benacci
Nancy Benacci

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Reza Pishva, Bradley F. Hersh and Mary Beth Syal, and each of them, as their true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact’s name, place and stead, to sign the registration statement of The Payden & Rygel Investment Group, a Massachusetts business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated as of March 26, 2024

By:	/s/ Robert Gumm
Robert Gumm

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Reza Pishva, Bradley F. Hersh and Mary Beth Syal, and each of them, as their true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact’s name, place and stead, to sign the registration statement of The Payden & Rygel Investment Group, a Massachusetts business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated as of March 26, 2024

By:	/s/ Wilburn D. Hilton, Jr.
Wilburn D. Hilton, Jr.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Reza Pishva, Bradley F. Hersh and Mary Beth Syal, and each of them, as their true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact’s name, place and stead, to sign the registration statement of The Payden & Rygel Investment Group, a Massachusetts business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated as of March 26, 2024

By:	/s/ Asha B. Joshi
Asha B. Joshi

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Reza Pishva, Bradley F. Hersh and Mary Beth Syal, and each of them, as their true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact’s name, place and stead, to sign the registration statement of The Payden & Rygel Investment Group, a Massachusetts business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated as of March 26, 2024

By:	/s/ Jordan H. Lopez
Jordan H. Lopez

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Reza Pishva, Bradley F. Hersh and Mary Beth Syal, and each of them, as their true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact’s name, place and stead, to sign the registration statement of The Payden & Rygel Investment Group, a Massachusetts business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated as of March 26, 2024

By:	/s/ Thomas V. McKernan
Thomas V. McKernan

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Reza Pishva, Bradley F. Hersh and Mary Beth Syal, and each of them, as their true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact’s name, place and stead, to sign the registration statement of The Payden & Rygel Investment Group, a Massachusetts business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated as of March 26, 2024

By:	/s/ Andrew J. Policano
Andrew J. Policano

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Reza Pishva, Bradley F. Hersh and Mary Beth Syal, and each of them, as their true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for such attorney-in-fact’s name, place and stead, to sign the registration statement of The Payden & Rygel Investment Group, a Massachusetts business trust, on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated as of March 26, 2024

By:	/s/ Dennis C. Poulsen
Dennis C. Poulsen